EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

Date of Event Requiring Statement: August 12, 2016

Issuer Name and Ticker or Trading Symbol:   XCO

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By: Oaktree Value Opportunities Fund GP, L.P.,
Its: General Partner

By: Oaktree Value Opportunities Fund GP Ltd.,
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

OAKTREE VALUE OPPORTUNITIES FUND GP, L.P.

By: Oaktree Value Opportunities Fund GP Ltd., Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

OAKTREE VALUE OPPORTUNITIES FUND GP LTD.

By: Oaktree Capital Management, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

OCM FIE, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM HOLDINGS I, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

OAKTREE HOLDINGS, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director